UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 22, 2017 (March 16, 2017)

Cumberland Pharmaceuticals Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Tennessee	001-33637	62-1765329
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2525 West End Avenue, Suite 950, Nashville, Tennessee		37203
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (615) 255-0068

Not Applicable
____________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

Cumberland Pharmaceuticals Inc. ("the Company") is filing this Current Report on Form 8-K/A (this "Amendment") as an update to the Company’s Current Report on Form 8-K filed on March 16, 2017 (the "Original Filing").
The Original Filing reported that the Audit Committee (the "Audit Committee") of the Board of Directors of the Company, had completed its review of the Company's independent registered public accounting firm for the fiscal year ending December 31, 2017. As a result of this review, on March 16, 2017, the Audit Committee informed KPMG LLP of its decision to not retain KPMG LLP as the Company's independent registered public accounting firm. In addition, on March 16, 2017, the Audit Committee selected BDO USA, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2017.
During the Company's fiscal years ended December 31, 2015 and 2016, and the subsequent interim period through March 10, 2017, there were (i) no disagreements between the Company and KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to KPMG LLP's satisfaction, would have caused KPMG LLP to make reference to the subject matter of the disagreement in its report on the Company's consolidated financial statements for the relevant year, and (ii) no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K. The audit reports of KPMG LLP on the consolidated financial statements of the Company as of December 31, 2015 and 2016, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
KPMG LLP has reviewed the Company's disclosures defined in Item 304(a) of Regulation S-K made with the U.S. Securities and Exchange Commission ("SEC") on March 16, 2017, and KPMG LLP has furnished to the Company a letter addressed to the SEC. This letter is dated March 21, 2017 and is attached to this Amendment as Exhibit 16.1.
In addition, on March 21, 2017, the Audit Committee formally engaged BDO USA, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2017.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits
16.1    Letter to the Securities and Exchange Commission from KPMG LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cumberland Pharmaceuticals Inc.

March 22, 2017	By: Michael Bonner

Name: Michael Bonner
Title: Chief Financial Officer